ACTIVE ASSETS GOVERNMENT SECURITIES TRUST

                                Two World Trade Center, New York, New York 10048

LETTER TO THE SHAREHOLDERS December 31, 1995

DEAR SHAREHOLDER:

As of December 31, 1995, Active Assets Government Securities Trust had assets in excess of $566 million with an average life of 77 days. The Trust's annualized net yield for the six-month period was 5.14 percent and its annualized yield for December was 5.00 percent.

TWO FEDERAL RESERVE RATE CUTS

While the Federal Reserve Board held its discount rate steady from February 1995 through the end of the year, it lowered its target rate on federal funds twice. Citing a slowing economy and moderation in the expectations for inflation, the central bank lowered the federal-funds rate from 6.00 percent to 5.75 percent in early July, and on December 19, cut that rate a second time to its December 31 level of 5.50 percent. We believe further reductions are possible which could lower this key money market rate by another 25 to 75 basis points during 1996 unless the economy picks up considerably more strength.

PORTFOLIO COMPOSITION AND STRUCTURE

On December 31, 1995, approximately 99 percent of the Trust's portfolio consisted of federal agency obligations with the remaining 1 percent invested in U.S. Treasury Bills.

At the end of this fiscal period, more than 81 percent of the Trust's assets were due to mature in less than four months. Therefore, the portfolio is well positioned for stability of value with a high degree of liquidity. We continue to operate the Trust in a straight-forward, conservative style without "structured notes" or derivatives which could fluctuate excessively when interest rates change.

ACTIVE ASSETS GOVERNMENT SECURITIES TRUST

LOOKING AHEAD

At this time, we anticipate a moderate pace for economic activity during the first half of 1996, with no adverse surprises in the rate of inflation. Investment yields available to the Trust during the first half of 1996 are likely to be lower than those achieved during the second half of 1995. Nonetheless, your Trust continues to serve as a very useful investment for liquidity, preservation of capital and a yield which will reflect prevailing money market conditions.

We appreciate your ongoing support of Active Assets Government Securities Trust and look forward to continuing to serve your investment needs and objectives.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO
--------------------------
CHARLES A. FIUMEFREDDO
Chairman of the Board

ACTIVE ASSETS GOVERNMENT SECURITIES TRUST

PORTFOLIO OF INVESTMENTS December 31, 1995 (unaudited)

                                                               ANNUALIZED
PRINCIPAL                     DESCRIPTION                        YIELD
AMOUNT IN                         AND                          ON DATE OF
THOUSANDS                    MATURITY DATES                     PURCHASE          VALUE
-------------------------------------------------------------------------------------------
              U.S. GOVERNMENT AGENCIES (99.1%)
$100,715      Federal Farm Credit Bank
              01/04/96 - 06/24/96.........................    5.32 - 5.75%     $ 99,771,202
 287,870      Federal Home Loan Banks
              01/09/96 - 06/19/96.........................    5.30 - 6.20       284,663,726
  43,375      Federal Home Loan Mortgage Corp.
              01/02/96 - 06/03/96.........................    5.45 - 5.75        43,000,188
 131,405      Federal National Mortgage Association
              01/26/96 - 06/25/96.........................    5.30 - 5.67       129,560,654
   4,000      Tennessee Valley Authority 02/01/96.........        5.60            3,979,687
                                                                                 ----------
              TOTAL U.S. GOVERNMENT AGENCIES
              (Amortized Cost $560,975,457)...............................      560,975,457
                                                                                 ----------
              U.S. GOVERNMENT OBLIGATION (0.8%)
   5,000      U.S. Treasury Bill 10/17/96
              (Amortized Cost $4,787,489).................        5.53            4,787,489
                                                                                 ----------
              REPURCHASE AGREEMENT (0.1%)
     620      The Bank of New York due 01/02/96 (dated
              12/29/95; proceeds $619,966; collateralized
              by $618,191 U.S. Treasury Note due 09/30/97
              valued at $632,154) (Identified Cost
              $619,759)...................................        3.00              619,759
                                                                                 ----------
              TOTAL INVESTMENTS
              (Amortized Cost $566,382,705) (a)...................  100.0%      566,382,705
              LIABILITIES IN EXCESS OF CASH AND
              OTHER ASSETS...........................................   --         (273,257)
                                                                      ----       ----------
              NET ASSETS..........................................  100.0%     $566,109,448
                                                                      ----       ----------
                                                                      ----       ----------

---------------------
(a) Cost is the same for federal income tax purposes.

        SEE NOTES TO FINANCIAL STATEMENTS

ACTIVE ASSETS GOVERNMENT SECURITIES TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995 (unaudited)
ASSETS:
Investments in securities, at value
 (amortized cost $566,382,705)........................................    $566,382,705
Cash..................................................................          90,000
Interest receivable...................................................              52
Prepaid expenses......................................................          36,364
                                                                            ----------
    TOTAL ASSETS......................................................     566,509,121
                                                                            ----------
LIABILITIES:
Payable for:
    Investment management fee.........................................         227,457
    Plan of distribution fee..........................................          46,528
    Shares of beneficial interest repurchased.........................          17,921
Accrued expenses......................................................         107,767
                                                                            ----------
    TOTAL LIABILITIES.................................................         399,673
                                                                            ----------
NET ASSETS:
Paid-in-capital.......................................................     566,109,271
Accumulated undistributed net investment income.......................             177
                                                                            ----------
    NET ASSETS........................................................    $566,109,448
                                                                            ----------
                                                                            ----------
NET ASSET VALUE PER SHARE, 566,109,271 shares outstanding
 (unlimited shares authorized of $.01 par value)......................           $1.00
                                                                                  ----
                                                                                  ----

        SEE NOTES TO FINANCIAL STATEMENTS

ACTIVE ASSETS GOVERNMENT SECURITIES TRUST

STATEMENT OF OPERATIONS
For the six months ended December 31, 1995 (unaudited)
NET INVESTMENT INCOME:
INTEREST INCOME........................................................    $16,621,452
                                                                             ---------
EXPENSES
Investment management fee..............................................      1,401,355
Plan of distribution fee...............................................        285,854
Transfer agent fees and expenses.......................................         62,782
Registration fees......................................................         59,417
Professional fees......................................................         27,945
Shareholder reports and notices........................................         23,927
Custodian fees.........................................................         16,404
Trustees' fees and expenses............................................          8,557
Other..................................................................          4,754
                                                                             ---------
    TOTAL EXPENSES.....................................................      1,890,995
                                                                             ---------
    NET INVESTMENT INCOME AND NET INCREASE.............................    $14,730,457
                                                                             ---------
                                                                             ---------

        SEE NOTES TO FINANCIAL STATEMENTS

ACTIVE ASSETS GOVERNMENT SECURITIES TRUST

STATEMENT OF CHANGES IN NET ASSETS
                                                                        FOR THE YEAR
                                                   FOR THE SIX             ENDED
                                                  MONTHS ENDED            JUNE 30,
                                                DECEMBER 31, 1995           1995
   ------------------------------------------------------------------------------
                                                   (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income and net increase.....       $  14,730,457        $ 25,276,044
Dividends from net investment income.......         (14,730,372)        (25,276,526)
Net increase from transactions in shares of
 beneficial interest.......................          23,890,293          70,718,948
                                                   ------------         -----------
    TOTAL INCREASE.........................          23,890,378          70,718,466
NET ASSETS:
Beginning of period........................         542,219,070         471,500,604
                                                   ------------         -----------
    END OF PERIOD
    (Including undistributed net investment
    income of $177 and $92,
    respectively)..........................       $ 566,109,448        $542,219,070
                                                   ------------         -----------
                                                   ------------         -----------

        SEE NOTES TO FINANCIAL STATEMENTS

ACTIVE ASSETS GOVERNMENT SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS December 31, 1995 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Active Assets Government Securities Trust (the " Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Trust was organized as a Massachusetts business trust on March 30, 1981 and commenced operations on July 7, 1981.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued at amortized cost, which approximates market value.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to shareholders as of the close of each business day.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Dean Witter InterCapital Inc. (the "Investment Manager"), the Trust pays a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Trust determined as of the close of each business day: 0.50% to the portion of the average daily net assets not exceeding $500 million; 0.425% to the portion of the average daily net assets exceeding $500 million but not exceeding $750 million; 0.375% to the portion of the average daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% to the portion of the average daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.325% to the portion of the average daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.30% to the portion of the average daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.275% to the portion of the average daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.25% to the portion of the average daily net assets exceeding $3 billion.

ACTIVE ASSETS GOVERNMENT SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS December 31, 1995 (unaudited) continued

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. PLAN OF DISTRIBUTION

Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Trust's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection therewith.

Under the Plan, the Distributor bears the expense of all promotional and distribution related activities on behalf of the Trust, except for expenses that the Trustees determine to reimburse, as described below. The following activities and services may be provided by the Distributor and other broker-dealers under the Plan: (1) compensation to, and expenses of, the Distributor and other broker-dealers; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Trust's shares; (3) expenses incurred in connection with promoting sales of the Trust's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

The Trust is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Trust's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 0.15% of the Trust's average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Trust through payments accrued in any subsequent fiscal year. For the six months ended December 31, 1995, the distribution fee was accrued at the annual rate of 0.10%.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/maturities of portfolio securities for the six months ended December 31, 1995 aggregated $4,436,095,785 and $4,427,949,722, respectively.

ACTIVE ASSETS GOVERNMENT SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS December 31, 1995 (unaudited) continued

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Trust's transfer agent. At December 31, 1995, the Trust had transfer agent fees and expenses payable of approximately $11,900.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended December 31, 1995 included in Trustees' fees and expenses in the Statement of Operations amounted to $622. At December 31, 1995, the Trust had an accrued pension liability of $50,287 included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

                                                                                         FOR THE SIX
                                                                                           MONTHS           FOR THE YEAR
                                                                                            ENDED               ENDED
                                                                                      DECEMBER 31, 1995     JUNE 30, 1995
                                                                                      -----------------     -------------
                                                                                         (UNAUDITED)
Shares sold.......................................................................        991,862,124       1,974,285,922
Shares issued in reinvestment of dividends........................................         14,718,107          25,245,423
                                                                                       ------------         ------------
                                                                                        1,006,580,231       1,999,531,345
Shares repurchased................................................................       (982,689,938)     (1,928,812,397)
                                                                                       ------------         ------------
Net increase in shares outstanding................................................         23,890,293          70,718,948
                                                                                       ------------         ------------
                                                                                       ------------         ------------

ACTIVE ASSETS GOVERNMENT SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                            FOR THE
                                                              SIX
                                                            MONTHS
                                                             ENDED                      FOR THE YEAR ENDED JUNE 30
                                                            DECEMBER           ---------------------------------------------
                                                            31, 1995       1995        1994        1993        1992        1991
   ---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                              (unaudited)

Net asset value, beginning of period....................    $  1.00       $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                              -----         -----       -----       -----       -----       -----
Net investment income...................................      0.026         0.048       0.027       0.027       0.043       0.065
Less dividends from net investment income...............     (0.026)       (0.048)     (0.027)     (0.027)     (0.043)     (0.065)
                                                              -----         -----       -----       -----       -----       -----
Net asset value, end of period..........................    $  1.00       $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                              -----         -----       -----       -----       -----       -----
                                                              -----         -----       -----       -----       -----       -----
TOTAL INVESTMENT RETURN.................................       2.60%(1)      4.92%       2.76%       2.71%       4.37%       6.72%
RATIOS TO AVERAGE NET ASSETS:
Expenses................................................       0.66%(2)      0.67%       0.66%       0.66%       0.68%       0.70%
Net investment income...................................       5.14%(2)      4.84%       2.72%       2.68%       4.28%       6.39%
SUPPLEMENTAL DATA:
Net assets, end of period, in millions..................       $566          $542        $472        $509        $533        $597

---------------------
(1) Not annualized.
(2) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

                      (This Page Intentionally Left Blank)

TRUSTEES
---------------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Paul Kolton
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
---------------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and General Counsel

Jonathan R. Page
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
---------------------------------------------------
Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
---------------------------------------------------
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
---------------------------------------------------
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048





The financial statements included herein have been taken from the records of the Trust without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Trust. For more detailed information about the Trust, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Trust.

This report is not authorized for distribution to prospective investors in the Trust unless preceded or accompanied by an effective prospectus.




ACTIVE

ASSETS(R)

ACCOUNT


ACTIVE ASSETS
GOVERNMENT
SECURITIES TRUST





Semiannual Report
December 31, 1995